SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Walthausen Funds

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

__________________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)	Proposed maximum aggregate value of transaction:

__________________________________________________________________________________

5)	Total fee paid:

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

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2)	Form, Schedule or Registration Statement No.:

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3)	Filing Party:

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4)	Date Filed:

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Walthausen Small Cap Value Fund

Walthausen Focused Small Cap Value Fund

each a series of

Walthausen Funds

2691 Route 9, Suite 102

Malta NY 12020

[__________], 2021

Dear Shareholder:

The enclosed Proxy Statement contains information about a proposal to approve new investment advisory agreements between Walthausen Funds and Walthausen & Co., LLC on behalf of the Walthausen Small Cap Value Fund and Walthausen Focused Small Cap Value Fund. The new advisory agreements are required because John Walthausen, the founder of Walthausen & Co., LLC, has retired and along with that retirement comes a planned internal change in ownership of the firm. We are pleased that the current management team will assume the responsibilities of Mr. Walthausen and carry forward the traditions and values established by Mr. Walthausen. His dedication to the firm and its clients, his unwavering commitment to independent research, and his insistence on excellence are ingrained in the culture of the firm and will serve the firm well into the future.

It is important to note that, although the Walthausen & Co., LLC will undergo a change in ownership, the investment philosophy and the day-to-day services to each fund will not change. In addition, no changes are being proposed to the advisory fees charged to each fund. After careful consideration, the Walthausen Funds’ Board of Trustees has unanimously recommended that shareholders of the funds vote “FOR” the proposal.

Your vote is important regardless of the number of shares you own. To assure your representation at the meeting and avoid unnecessary expense of soliciting your vote, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

If you have any questions before you vote, please call our proxy Okapi Partners LLC, our proxy solicitation agent, toll-free at (877) 259-6290. Representatives are available Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Sincerely,

Gerard S. E. Heffernan
President, Walthausen Funds

Walthausen Funds

2691 Route 9, Suite 102

Malta NY 12020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [November 10], 2021

Dear Shareholders:

The Board of Trustees of Walthausen Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Walthausen Small Cap Value Fund and Walthausen Focused Small Cap Value Fund to be held at the offices of the Trust's counsel, Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 on [November 10], 2021 at [1:00 p.m.], Eastern time. The special meeting of the shareholders will be held for the following purposes:

Proposals		Recommendation of the Board of Trustees
1.	To approve a new management agreement between Walthausen Funds and Walthausen & Co., LLC, the current investment adviser to the Funds, for each Fund. No investment advisory fee increase is proposed.	FOR
2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [September 14], 2021 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [November 10], 2021.

A copy of this Notice of Shareholder Meeting, the Proxy Statement (including the form of the proposed new management agreements) are available at www.Okapivote.com/Walthausen

By Order of the Board of Trustees

Mark L. Hodge, Secretary

[____], 2021

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call Okapi Partners LLC, our proxy solicitation agent, toll-free at (877) 259-6290.

Walthausen Small Cap Value Fund

Walthausen Focused Small Cap Value Fund

each a series of

Walthausen Funds

2691 Route 9, Suite 102

Malta NY 12020

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [November 10], 2021

at [1:00 p.m.]

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of Walthausen Funds on behalf of Walthausen Small Cap Value Fund (the “ and Walthausen Focused Small Cap Value Fund (each a "Fund" and together the "Funds") for use at a special meeting of shareholders of the Trust (the "Meeting") to be held at the offices of the Trust's counsel, Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215] on [November 10], 2021 at [1:00 p.m.], Eastern time. The Notice of Meeting, this Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [____], 2021.

Proposals
1.	To approve a new management agreement between Walthausen Funds and Walthausen & Co., LLC, the current investment adviser to the Funds, for each Fund. No investment advisory fee increase is proposed.
2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [September 14], 2021 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

Each Fund's most recent semi-annual and annual reports, including financial statements and schedules, are available at no charge by calling toll-free [_____] or by visiting www.walthausenfunds.com.

PROPOSAL 1

approve new management agreements WITH Walthausen & Co., LLC, the Funds’ current investment adviser

Background Information

The primary purpose of this proposal is to enable the Funds’ current investment adviser Walthausen & Co., LLC (the "Adviser") to continue to serve as the investment adviser to the Funds after a proposed change in ownership that, for the reasons described below, will cause the current management agreements with the Adviser to terminate. To permit the Adviser to continue to advise the Funds after that termination, the Trustees are requesting that shareholders of each Fund approve a new management agreement between the Adviser and the Trust for each Fund. The Adviser has served as each Fund's investment adviser since the Funds commenced operations. Approval of a new management agreement will not result in any increase in the advisory fee rate paid by the Funds or their respective shareholders nor will the Adviser’s investment philosophy change due to the change in ownership. The terms of each new management agreement are substantially similar in all material respects to the terms of the current management agreements, except for the dates of execution, effectiveness, and expiration. The effective date of the new management agreements will be the date of the change in ownership among the current owners, as described and defined below.

Presently, 56% of the voting interests of the Adviser are held by John B. Walthausen, 12% by Paul T. Nichols, 10% by DeForest R. Hinman, 8% by Stanley M. Westhoff, 7% by Mark L. Hodge, 3% by Gerard S.E. Heffernan, and 3% by Curtis J. Lasek. Mr. Walthausen intends to withdraw as a member of the Adviser, and upon withdrawal his membership interests will convert to non-voting financial interests in the Adviser (the "Transaction").

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser is presumed to constitute a "change in control" of the adviser. The 1940 Act further states that a change in control of an adviser causes the adviser's management agreement to be "assigned," which results in the automatic termination of the agreement. When the Transaction occurs, a "change in control" of the Adviser for purposes of the 1940 Act will be deemed to have occurred, which will cause the "assignment" and resulting termination of the current management agreements.

At a meeting on August 27, 2021, the Board, including a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act ("Independent Trustees"), approved the new management agreements between the Trust and the Adviser with respect to each Fund, subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the new management agreements be approved by a "vote of a majority of the outstanding securities" of a fund, as that phrase is defined in the 1940 Act. Therefore, shareholders are being asked to approve the new management agreements with the Adviser. The Transaction is expected to occur immediately after the shareholders of each Fund approve the new management agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that when a change of control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith only if two conditions are satisfied. First, an “unfair burden” must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Transaction.

The second condition is that, during the three-year period immediately following consummation of the Transaction, at least 75% of the Board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. The Board meets this requirement and will continue to meet it for the period required.

The Management Agreements

Walthausen Small Cap Value Fund

The Board, including a majority of the Independent Trustees, approved the current management agreement for the Walthausen Small Cap Value Fund at a meeting on [_____], 2007. The Board most-recently renewed the agreement at a meeting on January 20, 2021. The current management agreement for the Walthausen Small Cap Value Fund was approved by shareholders at a special meeting of shareholders held [____], 2007. Under the terms of the current management agreement and the new management agreement, the Adviser is entitled to receive an annual fee from Walthausen Small Cap Value Fund equal to 1.00% of the Fund's average daily net assets. For the fiscal year ended January 31, 2021, the Adviser earned $1,927,500 in management fees, of which $385,194 was waived pursuant to an expense limitation agreement between the Adviser and the Fund.

Under a Services Agreement with the Fund, the Adviser receives an additional fee of 0.45% of the Fund’s average daily net assets up to $100 million, 0.25% of the Fund’s average daily net assets between $100 million and $500 million, and 0.15% of such assets in excess of $500 million and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs

(such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses.

Walthausen Focused Small Cap Value Fund

The Board, including a majority of the Independent Trustees, approved the current management agreement for the Walthausen Focused Small Cap Value Fund at a meeting on [____], 2010, and most-recently renewed this current management agreement at a meeting on January 20, 2021. This current management agreement was approved by the sole shareholder of the Fund on [____], 2010. Under the terms of this current management agreement and the new management agreement, the Adviser is entitled to receive an annual fee from the Walthausen Focused Small Cap Value Fund equal to 0.85% of the Fund's average daily net assets. For the fiscal year ended January 31, 2021, the Adviser earned $88,013 in management fees.

Under a Services Agreement with the Fund, the Adviser receives an additional fee of 0.20% of the Fund’s average daily net assets and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses.

Pursuant to the current management agreements described above, the Adviser, at its expense, continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to each Fund's investment objectives, policies, and restrictions and such policies as the Trustees may determine.

Each new management agreement:

1.	provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the respective Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval;

2.	automatically terminates on assignment; and

3.	may be terminated upon 60 days' notice by the Adviser, by the Board or by a vote of a majority of outstanding securities of the respective Fund.

Each new management agreement and the current management agreements provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The form of the new management agreements is attached as Exhibit A, the terms of which are substantially similar in all material respects to the terms of the current management agreements, except for the dates of execution, effectiveness, and expiration. You should read the form of the new management agreement. The description in this Proxy Statement of the new management agreements is only a summary.

The Adviser has contractually agreed to waive Services Agreement fees and Management fees for the Walthausen Small Cap Value Fund to the extent necessary to maintain total annual operating expenses of the Institutional Class Shares and Investor Class Shares, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses at 0.98% and 1.21% respectively, of its average daily net assets through May 31, 2022. The Adviser may not terminate the fee waiver before May 31, 2022. The Trustees may terminate the expense waiver upon notice to the Adviser.

The Adviser has contractually agreed to waive Services Agreement fees for the Walthausen Focused Small Cap Value Fund to the extent necessary to maintain total annual operating expenses of the Institutional Class Shares, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses at 0.85% of its average daily net assets through May 31, 2026. The Adviser may not terminate the fee waiver before May 31, 2026. The Trustees may terminate the expense waiver upon notice to the Adviser.

Information Concerning the Adviser

The Adviser is a limited liability company organized under the laws of the State of Delaware and located at 2691 Route 9, Suite 102, Malta, NY 12020. The names, titles, addresses and principal occupations of the principal executive officers of the Adviser are set forth below:

Name and Address*	Title	Principal Occupation
John B. Walthausen	Member	Retired
Timothy P. Nichols	Member and Director of Trading	Member and Director of Trading
Stanley M. Westhoff Jr.	Member and Managing Director	Member and Managing Director
DeForest R. Hinman	Member, PM, and Director of Research	Member, PM and Director of Research
Mark L. Hodge	Member and CCO	Member and CCO
Gerard S. E. Heffernan	Member, PM and Managing Director	Member, PM and Managing Director

* The address of each director and principal executive officer is 2691 Route 9, Suite 102, Malta, NY 12020.

Presently, the Adviser is deemed to be controlled by John B. Walthausen through his ownership of over 25% of the voting securities of the Adviser.

Evaluation by the Board

At an in-person meeting held on August 27, 2021, the Board, including a majority of the Independent Trustees, considered the approval of each new management agreement. The Trustees re-considered their recent deliberations made on January 20, 2021 when they renewed each current management agreement for each Fund; as well as deliberated upon updated and supplemental information. In considering the approval of each new management agreement, the Trustees received materials specifically relating to each new management agreement.

Nature, Extent and Quality of Service.

The Trustees noted that after the completion of the Transaction, the Adviser would continue to use a management committee that will make decisions on behalf of the Adviser. The Trustees acknowledged that the value driven investment philosophy utilized by the Adviser remained unchanged and would continue to serve as the investment philosophy that guided each Fund’s investment strategy. The Trustees reviewed the background information of the Adviser’s key investment personnel, taking into consideration their education and the team’s diverse financial industry experience, which covers research and analysis, investment due diligence, and asset allocation. They noted that, other than the departure of Mr. Walthausen in August 2021, each Fund’s portfolio managers remained unchanged. The Trustees acknowledged that the Transaction would not alter the Funds’ practices for monitoring compliance with each Fund’s investment limitations. They considered that the Adviser was not contemplating any changes in service level due to the Transaction. The Trustees acknowledged the Adviser’s experienced staff, product expertise and the continuous research required to execute the strategies and that the Adviser would continue to have the same level of resources available. After further discussion, the Trustees concluded that the Adviser was expected to continue to provide the same level of quality service to each Fund for the benefit of shareholders.

Performance.

Small Cap Value Fund. The Trustees noted the Fund’s objective of long-term capital appreciation and acknowledged the Fund’s strong overall performance for all comparison periods, including posting returns of 64% for the one year ended June 30, 2021. They acknowledged the Fund slightly underperformed its benchmark and peer group average over the one-year and five-year periods. They noted that the Adviser attributed the Fund’s underperformance when compared to its benchmark to the benchmark’s inclusion of companies that are desired by many investors despite their unprofitable financial results. The Trustees considered that the benchmark’s inclusion of such companies attributed to the benchmark’s strong performance over the one-year period. They concluded that the Fund was accomplishing its objective and that the Adviser was implementing the value strategy as expected.

Focused Small Cap Value Fund. The Trustees noted the Fund’s objective of long-term capital appreciation and acknowledged the Fund’s strong overall performance for all comparison periods, including posting returns of 54% for the one year period ended June 30, 2021. They further noted that the Fund outperformed its peer group average for the five-year and ten-year periods. They acknowledged the Fund underperformed its benchmark, Morningstar category and peer group averages over the one-year period. The Trustees discussed that, like the Small Cap Value Fund, the Adviser attributed the Fund’s underperformance when compared to its benchmark to the benchmark’s inclusion of companies that are desired by many investors despite their unprofitable financial results. The Trustees agreed that the index composition diminished the benefits of comparing the Fund’s performance to the benchmark. They concluded that the Fund was accomplishing its objective and that the Adviser was implementing the value strategy as expected.

Fees and Expenses. The Trustees reviewed the management fee charged to each Fund, noting that the Adviser charged 0.85% and 1.00% for the Focused Small Cap Value Fund and Small Cap Value Fund, respectively. They compared each Fund’s management fee and net expense ratio to each Fund’s Morningstar category and peer group, noting that each Fund’s management fee was higher than the comparable groups. They noted each Fund’s management fee was generally in line with the fees charged by the Adviser for separate accounts with similar strategies where the adviser serves as investment adviser. The considered the Adviser’s fees with respect to sub-advised accounts. The Trustees further noted that each Fund’s net expense ratio was lower or equal to each Fund’s comparison group. The Trustees acknowledged that the amount of resources and due diligence that the Adviser provided to each Fund was significant. The Trustees concluded that the management fee for each of the Funds was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser in connection with the services provided to each Fund. They noted that the Adviser indicated that it received a profit in connection with its relationship to each Fund. They considered the revenue and expenses related the Services Agreement between the Trust and the Adviser, as well as the benefit derived by the Adviser from soft dollar arrangements. The Trustees acknowledged that the amount of profits, where reported, was reasonable in terms of actual dollars and percentage of revenue. After discussion, the Trustees concluded that the Adviser was not realizing excessive profits from the advisory services provided to each Fund.

Economies of Scale. The Trustees noted each Fund’s fees and considered the size of each Fund. They also considered the Adviser’s assertion that breakpoints would, therefore, be unreasonable in the near term. They noted, however, the Adviser’s willingness to discuss the matter of economies as each Fund’s size materially increased. After further discussion, it was the consensus of the Trustees that based on the existing management fees and each Fund’s current asset level, material economies of scale had likely not yet been reached by the Adviser and the absence of breakpoints was reasonable. The Trustees agreed to monitor this issue and revisit this discussion as each Fund’s size increased significantly.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the new management agreements, and as assisted by the advice of independent counsel, the Trustees concluded that approval of the new management agreements was in the best interests of the shareholders of each of the Funds.

The Board, including the Independent Trustees, recommends that the respective shareholders of each Fund vote "FOR" approval of the new management agreement.

OTHER INFORMATION

OPERATION OF THE FUNDS

The Funds are continuously offered, diversified, series of an open-end management investment company organized as an Ohio business trust. The Trust's principal executive offices are located at 2691 Route 9, Suite 102, Malta, NY 12020. The Board supervises the business activities of the Funds. Like other investment companies, the Funds retain various organizations to perform specialized services. The Trust currently retains the Adviser as the investment adviser for the Funds. Rafferty Capital Markets, LLC, 1010 Franklin Avenue - 3rd Floor, Garden City, NY 11530, serves as each Fund's principal underwriter and acts as the distributor of the Funds. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the transfer agent and fund accountant for the Funds. Premier Fund Solutions, Inc., located at 1939 Friendship Drive, Suite C, El Cajon, CA 92020, serves as administrator for the Funds.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted (i) for approval of the proposed New Management Agreement and (ii) at the discretion of the holder(s) of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of by a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President or Secretary of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there issued and outstanding shares of beneficial interest of the Funds as follows.

Fund	Institutional Class	Investor Class	Total
Walthausen Small Cap Value Fund	[___]	[___]	[___]
Walthausen Focused Small Cap Value Fund	[___]	[___]	[___]

All shareholders of record of each Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 with respect to that Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters' rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposed New Management Agreement with respect to that Fund. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of a Fund present at the meeting, if the holders of more than 50% of the outstanding shares of a Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. For Proposal 1, the presence at the Meeting of holders of a majority of the outstanding shares of each respective Fund entitled to vote at the Meeting (in person or by proxy) constitutes a quorum.

When a proxy is returned as an abstention or "broker non-vote" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal 1, as applicable. In addition, under the rules of the New York Stock Exchange ("NYSE"), if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges (otherwise known as a “non-routine matter”), the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal 1 to be a non-routine matter that affects substantially a shareholder's rights or privileges. As a result, these shares also will be treated as broker non-votes for purpose of Proposal 1 (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Treating broker non-votes as votes against Proposal 1 may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

Security Ownership of Management AND Certain Beneficial Owners

[As of the Record Date, the Trust is not aware of any beneficial shareholders of 5% or more of the outstanding shares of a Fund.]

The following table provides information about Fund shares held by the Trustees and officers of the Funds as of [____], 2021:

Walthausen Small Cap Value Fund

Name and Address*	Shares and Class	Percentage of Class	Percentage of the Fund
[____]	[____]	[____]	[____]
[____]	[____]	[____]	[____]

*The address of each Trustee and officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.

Walthausen Focused Small Cap Value Fund

Name and Address*	Shares and Class	Percentage of Class	Percentage of the Fund
[____]	[____]	[____]	[____]

*The address of each Trustee and officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.

.

Shareholders owning more than 25% of the shares of a Fund are considered to "control" the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund may determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned the following outstanding shares of the Funds as of the Record Date.

Fund	Shares and Class	Percentage of the Fund
Walthausen Small Cap Value Fund	[____]	[____]
Walthausen Focused Small Cap Value Fund	[____]	[____]

SHAREHOLDER PROPOSALS AND COMMUNICATION WITH THE BOARD

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Walthausen Funds, Attention: Secretary, 2691 Route 9, Suite 102, Malta, NY 12020. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged Okapi Partners LLC, a proxy solicitation firm, to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting, and solicitation costs are estimated to be $45,012 and will be borne by the Adviser. In addition to solicitation by mail, the Trust will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of a Fund of whom they have knowledge, and the [Adviser] will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matter properly comes before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at [_____], or write the Trust at c/o Ultimus Fund Solutions, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [November 10], 2021

A copy of the Notice of Shareholder Meeting and the Proxy Statement are available at www.Okapivote.com/Walthausen.

BY ORDER OF THE BOARD

Mark Hodge, Secretary

Dated: [____], 2021

Exhibit A

FORM OF MANAGEMENT AGREEMENT

TO: [_____]

Dear Sirs:

The [_____] (the "Trust") herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company. The Trust currently offers one series of shares to investors.

You have been selected to act as the sole investment manager of the [____] (the "Fund") and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.             ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.

2.             USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the "Act") by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3.             ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation of any sub-adviser retained pursuant to paragraph 2 above and the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your corporation or limited liability company and will make available, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Fund.

The Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator (including fees and expenses payable to you under the Services Agreement between you and the Trust), accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares that the Fund is authorized to pay pursuant to a plan adopted under Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you. The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's Trustees and officers with respect thereto.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.             COMPENSATION OF THE ADVISER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at an annual rate of [___]% of the average value of the daily net assets of the Fund.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.             EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the sub-adviser), subject to review of this selection by the Board of Trustees from time to time. You (or the sub-adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you (or the sub-adviser) are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You (or any sub-adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you (or the sub-adviser) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You (or the sub-adviser) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing the Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your (or any sub-adviser's) overall responsibilities with respect to the Fund and to accounts over which you (or any sub-adviser) exercise investment discretion. The Fund and you (and any sub-adviser) understand and acknowledge that, although the information may be useful to the Fund and you (and any sub-adviser), it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

Subject to the provisions of the Act, and other applicable law, you (or any sub-adviser), any of your (and any sub-adviser's) affiliates or any affiliates of your (or any sub-adviser's) affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you (or any sub-adviser) give any advice to your clients (or clients of any sub-adviser) concerning the shares of the Fund, you (or any sub-adviser) will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6.             PROXY VOTING

You will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement

7.             CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.             SERVICES NOT EXCLUSIVE/USE OF NAME

Your (and any sub-adviser's) services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you (or any sub-adviser) may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

The Trust and you acknowledge that all rights to the name "[_____]" or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "[_____]" shall automatically cease on the ninetieth day following the termination of this Agreement. You may also withdraw the right to the name during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "[_____]" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

9.             LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.           DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date of execution and shall continue in effect for a period of two years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

If a Fund is added after the date of this Agreement, this Agreement shall become effective with respect to that Fund upon execution and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

This Agreement may, on sixty (60) days' written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment

11.           AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.           LIMITATION OF LIABILITY TO TRUST PROPERTY

The term "[_____]" means and refers to the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the applicable Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

13.           SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.           BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all records that you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust's request. You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.           QUESTIONS OF INTERPRETATION

(a)           This Agreement shall be governed by the laws of the State of [_____].

(b)           For the purpose of this Agreement, the terms "assignment," "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

(c)            Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.           NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser is [_____].

17.           COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18.           CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. You agree that, consistent with your Code of Ethics, neither your nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

19.           BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.           CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly, [_____]
Dated: as of [____]	By: Print Name: __________________ Title: _______________________
ACCEPTANCE:
The foregoing Agreement is hereby accepted.
[_____]
Dated: as of [____]	By: Print Name: __________________ Title: _______________________

Form of PROXY CARD

PROXY PROXY

WALTHAUSEN FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [ ], 2021
2691 ROUTE 9, SUITE 102 MALTA NY 12020

[INSERT FUND NAME]

The undersigned hereby appoints [ ] and [ ], or any one of them, as Proxy of the undersigned, each with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the above-mentioned Fund, a series of Walthausen Funds, that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at [ ] Eastern time, on [ ], 2021 at the offices of the Trust's transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 and at any and all adjournments or postponements thereof, all shares of beneficial interest of the Fund, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THIS PROXY CARD WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY CARD WILL BE VOTED "FOR" PROPOSAL 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

<u>THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:</u>

1. **<u>By Phone:</u>** Call Okapi Partners toll-free at: **(877) 259-6290** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

<u>OR</u>

2. **<u>By Internet:</u>** Refer to your proxy card for the control number and go to: **WWW.OKAPIVOTE.COM/WALTHAUSEN2021** and follow the simple on-screen instructions.

<u>OR</u>

3. **<u>By Mail:</u>** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on [ ], 2021.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL LISTED BELOW

	FOR	AGAINST	ABSTAIN
1. To approve a new management agreement between Walthausen Funds, on behalf of the above-mentioned Fund, and Walthausen & Co., LLC, the current investment adviser to the Fund. No investment advisory fee increase is proposed.	☐	☐	☐

To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies or their substitutes

You may have received more than one proxy card due to multiple investments in the Funds.

YOUR VOTE IS IMPORTANT. PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2021

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/WALTHAUSEN

THANK YOU FOR VOTING